EXHIBIT 10.2
             VENTURA PROFESSIONAL CENTER --FIRST AMENDMENT TO LEASE
                                     BETWEEN
           VIRTUAL SOURCE, INC. AND  SECURITY NATIONAL PROPERTIES, LLC
                                OCTOBER 27, 1998

THIS  AGREEMENT, dated January 10,2000, is between Security National Properties,
                               ---
LLC  ("Landlord"),  and Virtual Source, Inc.("Tenant"), and relates to the lease
                        --------------------
dated  October  27,1998,  by  and between Landlord and Tenant ("the Lease") with
       ------------
respect to the premises identified as Ventura Professional Center ("the Premises").

Landlord and Tenant herein agree to the following modifications to the above referenced lease:

1. All terms defined in the Lease have the same meaning when used in this First Amendment to Lease.

2. An area comprising approximately 2500 square feet on the first floor, Suite 110, and 3038 square feet on the second floor, Suite 202, of 5740 Ralston Street, Ventura, California. 5538 total square feet.

3. Tenant agrees to pay Landlord minimum monthly rental for said Premises, payable monthly in advance, the amount of Eight Thousand Three Hundred
                                                 -------------------------------
       SevenDollars ($8,307.00),for a term of Twenty Four (24)months, commencing
                    ----------                ---------------
       April 1,2000 and terminating on March 31 ,2002. If Tenant  is  unable  to
       ------------                    --------------
       move into the second floor space prior to March 15, 2000, Landlord will adjust rent commencement date accordingly. Tenant shall have one
       (1), two (2) year option to extend the terms of  Lease  at  market  rate.

4. Landlord will reimburse Tenant up to $25,000.00 for verified Tenant Improvements.

3. Tenant represents to Landlord that there are no defaults by Landlord under the Lease and that Landlord has fully performed all obligations to Tenant under the Lease which has accrued up to the date hereof.

As amended hereby, the Lease, and each and every provision thereof, is hereby ratified and confirmed by Landlord and Tenant and shall remain in full force and effect by and between Landlord and Tenant.

NOT WITHSTANDING THE FOREGOING, this First Amendment to Lease offer shall remain in effect until 5:00 P.M. (PST), January 14, 2000
                   --------------------------------------

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease the day and year first above written, although as a matter of convenience it may be actually signed by parties on another day.

Executed  on:     2/8/00

LANDLORD:

Security  National  Properties-Ventura,
LLC

BY:
Security  National  Properties  Servicing,
LLC-It's  Manager

By:      /s/  Fred  Griffith
        --------------------
          FRED  GRIFFITH
          Sr.  Vice  President,  Real  Estate

Date:  2/11/00

TENANT

Virtual  Source,  Inc.

By:     /s/  Robert  C.  McShirley
        --------------------------
          ROBERT  C.  MCSHIRLEY
          President

                     MUTUAL RELEASE AND COMPROMISE AGREEMENT
                     ---------------------------------------

     This Mutual Release and Compromise Agreement ("agreement") is made and entered into by Virtual Source, Inc., a Nevada corporation, ("releasor") and Ingomar Limited Partnership, a Nevada limited partnership, Ingomar Properties, LLC, an Alaska limited liability company, and Security National Servicing corporation, an Alaska corporation (collectively "releasees").

                         NATURE AND EFFECT OF AGREEMENT
                         ------------------------------

     Releasor and releasees have agreed to a full compromise and settlement of all disputes between them according to the terms and conditions of this agreement. By executing this agreement, each of the parties intends to and does hereby resolve and settle all disputes and differences between them with respect to any and all rights and liability arising out of or related to the matters described herein. This agreement is entered into solely for the purpose of settling any and all disputed claims and avoiding the expenses and uncertainties of litigation. This agreement does not constitute any admission by either releasor or releasees of the lack of merit of that party's claims or defenses.

                                    RECITALS
                                    --------

     1. On or about September 15, 1997, releasor, as lessee, and releasee Ingomar Limited Partnership, as lessor, entered into a written lease (the "current lease") for the space designated as Suites 310 and 312 at 5720 Ralston Street (the "current space") in the office complex commonly known as 5720, etc., Ralston Street, Ventura, California 93003 (the "complex"). At that time, releasee Ingomar Limited Partnership was the owner of the complex.

     2. Subsequently, releasee Ingomar Limited Partnership conveyed ownership of the complex to releasee Ingomar Properties, LLC.

     3. At all times material to this agreement, releasee Security National Servicing Corporation has been the duly authorized agent of releasees Ingomar Limited Partnership and Ingomar Properties, LLC.

     4. In or about July and August, 1998, a dispute arose between releasor, on the one hand, and releasees, on the other hand, concerning the exercise by releasor of an option to extend the term of the current lease, and concerning the actions of the parties in connection with the negotiation of a potential new lease.

     5. On August 28, 1998, releasor filed a complaint against releasees Ingomar Limited Partnership and Ingomar Properties, LLC, and against defendants Does 1 through 100, in the Ventura County (California) Superior Court, designated as Case No. CIV 183504, for specific performance, declaratory relief, injunctive relief, and damages, arising out of the dispute between releasor and releasees, reference to which is made for further particulars.

                                    AGREEMENT
                                    ---------

NOW,  THEREFORE,  IN  CONSIDERATION  OF  THE  MUTUAL  PROMISES  AND

COVENANTS  SET  FORTH  HEREIN,  THE  PARTIES  AGREE  AS  FOLLOWS:

I.  MUTUAL  COMPROMISE  AGREEMENT
    -----------------------------

     Each party hereby compromises and settles any and all past, present, or future claims, demands, obligations, or causes of action, whether based on tort, contract, or other theories of recovery, which that party has, or which may later accrue to or be acquired by that party, against the other party and the other party's predecessors and successors in interest, heirs, and assigns, arising from the subject matter of the actions described herein, on the following terms and conditions:

     A. Releasor and releasee Ingomar Properties, LLC, shall forthwith execute a lease (the "new lease") for Suite A at 5740 Ralston Street (the "new space") in the complex, the form and content of said new lease being set forth in Exhibit "A," attached hereto and incorporated herein by reference.

     B. Releasees shall pay to releasor the sum of $30,000 as follows: Prior to execution of this agreement by releasor, releasees shall cause to be deposited to the client trust account of releasor's counsel, CLARKE & CLARKE, a Professional Corporation, said sum of $30,000, and said counsel shall be authorized and directed to release said sum from said trust account to the order of releasor immediately upon releasor's execution of the original or a counterpart of this agreement, and of the new lease.

     C. In accordance with the terms and conditions of the new lease, releasor shall vacate the current space and move into the new space.

     D. Pending releasee moving into the new space, the terms and conditions of the current lease shall continue in full force and effect, except that releasees waive, and releasor shall not be required to pay, any rent pursuant to the current lease, and releasees acknowledge that the rent paid by releasor at the time of execution of the current lease is accepted by releasees as payment in full for all rent due on account of releasor's occupation and use of the current space. Upon releasor vacating the current space and moving into the new space, the current lease shall terminate.

     E. Upon presentation no later than February 28, 1999, of receipts, invoices, and other sufficient documentation therefor, releasee Ingomar

Properties, LLC, shall forthwith reimburse releasor up to the cumulative amount of $10,000 for reasonable out-of-pocket expenses incurred by it in connection with its move from the current space to the new space, including telephone and utility installation charges, costs of wiring and connecting computers, printing new stationary, business cards, and other business supplies in a quantity similar to that on hand at the time releasor moves to the new space, and, in addition thereto, releasee Ingomar Properties, LLC, shall forthwith reimburse releasor up to the cumulative amount of $7,500 for attorney's fees and costs incurred in connection with releasor's prosecution of the complaint described herein, including services in connection with this settlement and mutual release and waiver. In the event of any dispute between the parties concerning such reimbursement, and notwithstanding any provision to the contrary in the new lease, such dispute shall be submitted to binding arbitration pursuant to California Code of Civil Procedure sections 1280 through 1288.8, before a single arbitrator who regularly maintains offices in Ventura, California, as may be mutually agreed upon by the parties, or in the event that they disagree, as may be appointed by the then Presiding Judge of the Ventura County Superior Court, acting as an individual upon the written application of any party.

     F. Releasor agrees to dismiss with prejudice its complaint against releasees Ingomar Limited Partnership and Ingomar Properties, LLC, herein.

     G. Releasor and releasees each agree to waive any and all claims against the other arising out of the subject matter of the complaint described herein.

     H. Releasor and releasees agree that this compromise and settlement shall constitute a bar to all past, present and future claims arising out of the subject matter of the actions described herein.

II.     REQUIREMENT  FOR  THE  FULFILLMENT  OF  ALL  CONDITIONS
        -------------------------------------------------------

     Releasor and releasees agree that in the event one or more of the material conditions listed as "A" through "H" under the heading "MUTUAL COMPROMISE
AGREEMENT" herein is not met within a reasonable time after written notice and demand, this entire agreement shall be null and void, and without effect.

III.     MUTUAL  GENERAL  RELEASE
         ------------------------

     For the valuable consideration described herein, the receipt and sufficiency of which is hereby acknowledged, each of the parties does hereby expressly release and discharge each other from any and all rights, claims, causes of action, obligations, costs, damages, losses, liabilities and demands of whatsoever character to the date hereof, including, but without limiting the generality of any of the foregoing provisions, any and all claims of whatsoever character in any way arising out of or connected with, the matters described herein except those matters and obligations expressly created or preserved as provided in this agreement.

     The parties hereto further expressly waive, to the fullest extent permitted by law, the provisions and benefits of section 1542 of the California Civil Code, which provides:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     The parties hereto agree and acknowledge that each may hereafter discover facts different from or in addition to those he, she or it now knows or believes to be true with respect to the matters contained in this agreement and the claims released herein. The parties agree that this waiver shall be and will remain effective in all respects notwithstanding such different or additional facts.

     It is the intention of the parties hereby fully, finally and forever to settle and release all such matters, and all claims relative thereto, which do now exist, may exist, or heretofore have existed between the parties hereto in the matter specified herein. In furtherance of such intention, the releases given herein shall be and will remain in effect as full and complete mutual releases of any such matters notwithstanding the discovery of existence of any additional claims of facts relative hereto.

IV.  WARRANTY-
     ---------

     The parties to this agreement hereby warrant and represent to each other that they have not assigned or transferred, voluntarily, involuntarily, or by operation of law, any matter released pursuant to this agreement, or any part or portion thereof, to any person or entity not a party to this agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any claim, demand, damage, debt, liability or cause of action (including the payment of attorney's fees and costs actually incurred, whether or not litigation is commenced) based upon, in connection with, or arising out of any such assignment or transfer by the indemnifying party.

V.  AGREEMENT  NOT  AN  ADMISSION
    -----------------------------

     This agreement is of a disputed claim and is not an admission of liability by either releasor or releasees.

VI.  EQUITABLE  RELIEF
     -----------------

     The parties agree that failure of either party to carry out any obligation under this agreement will constitute immediate and irreparable damage to the other not compensable in money damages and will warrant preliminary and other injunctive and equitable relief on a showing of the failure to carry out any such obligation satisfactory to the court to which application for relief may be made.

VII.  COOPERATION
      -----------

     The parties hereto agree that they will execute any and all documents and take any and all other actions as may be reasonably necessary to carry out the terms of this agreement.

VIII.  ADVICE  OF  ATTORNEY
       --------------------

     Each party warrants and represents that in executing this agreement, he, she or it has relied upon legal advice from the attorney of his or her choice; that the terms of this agreement have been read and its consequences (including risks, complications, and costs) have been completely explained to him or her by that attorney; and that he, she or it fully understands the terms of this agreement. Each party further acknowledges and represents that he, she or it has executed this agreement freely and voluntarily without the undue influence of any person, and he, she or it has not relied on any inducements, promises, or representations made by any person not expressly set forth in this agreement.

IX.  AUTHORITY  TO  CONSENT
     ----------------------

     Each party to this agreement warrants that he, she or it has authority to consent to this agreement.

X.  BINDING  ON  HEIRS
    ------------------

     This agreement shall be binding upon the spouses, heirs, legatees, transferees, assigns, officers, directors, shareholders, representatives, employees and agents of the parties hereto.

XI.  ATTORNEY'S  FEES
     ----------------

     In the event any action, suit or proceeding is commenced under or in connection with this agreement, or with respect to any matter released pursuant to this agreement, the prevailing party shall be entitled to recover, and the other party hereby agrees to pay, the prevailing party's costs and expenses in connection therewith, including reasonable attorney's fees.

XII.  ENTIRE  AGREEMENT
      -----------------

     This agreement is the entire agreement between and among the parties and supersedes all prior and contemporaneous agreements or understandings of the parties. Any amendment to this agreement shall not be valid or binding unless in writing and executed by each of the parties hereto.

XIII.  EXECUTION
       ---------

     This agreement may be executed in one or more counterparts (including multiple signature pages), all of which shall be deemed to be one instrument. True and correct copies may be used in lieu of the original.

XIV.  CONFLICT  WITH  APPLICABLE  LAW
      -------------------------------

     Should any portion of this agreement be determined by a court of competent jurisdiction to be in conflict with any applicable law, the validity of the remaining portions of this agreement shall not be affected thereby.

XV.  CONSTRUCTION  OF  AGREEMENT
     ---------------------------

     All questions with respect to the construction of this agreement and the rights and liabilities of the parties hereto shall be governed by the laws of the State of California. For purposes of construction, this agreement shall be deemed to have been drafted by all parties, and no ambiguity shall be resolved against any party by virtue of his participation in the drafting of the agreement.

Dated:     October  _______,  1998

VIRTUAL  SOURCE,  INC.,
a  Nevada  Corporation

By:     /s/  Samuel  E.  Bradt     /s/  Robert  C.  McShirley
        ----------------------     --------------------------
             SAMUEL  E.  BRADT          ROBERT  C.  MCSHIRLEY
             Chairman  &  CFO           CEO



SECURITY  NATIONAL  SERVICING  CORPORATION  an  Alaska  corporation

BY:     /s/  Fred  S.  Griffith     /s/  Robin  P.  Arkley
        -----------------------     ----------------------
             FRED  S.  GRIFFITH          ROBIN  P.  ARKLEY
             Sr.  VP, Real Estate        President


INGOMAR  LIMITED  PARTNERSHIP,
A  Nevada  Limited  Partnership

BY:     /s/  Robin  P.  Arkley
        ----------------------
          ROBIN  P.  ARKLEY
          President

Prepared  by:

NORMAN,  DOWLER,  SAWYER,  ISRAEL  &  HANCOCK

By:      /s/  Robert  M.  Sawyer
        ------------------------
          ROBERT  M.  SAWYER,  Attorneys  for  releasees

Reviewed  and  approved  by:

CLARKE  &  CLARKE,
A  Professional  Corporation

By:     /s/  Kevin  M.  Clarke,  Attorneys  for  releasees

                           VENTURA PROFESSIONAL CENTER
                                  OFFICE LEASE

THIS RENTAL AGREEMENT, executed in duplicate on the date herein set forth, between Ingomar Properties, LLC (hereinafter referred to as "Landlord"), and
Virtual  Source,  Inc(hereinafter  referred  to  as  "Tenant").
   ------------------

IT  IS  AGREED  between  the  parties  hereto  as  follows:

                              ARTICLE 1. - PREMISES

1.01  Premises
--------------

Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord, for the term, at the rental and upon the conditions hereinafter set forth, those certain Premises, herein after referred to as the "Premises", described as follows:

An  area  comprising  approximately  2500square  feet,  on  the  first floor, as
                                     ----
outlined in red in "Exhibit A" attached hereto and hereby made a part hereof, of the Ventura Professional Center, located at 5740 Ralston Street, Suite A in
                                                                            -
Ventura, CA. The Premises shall also include a nonexclusive right of ingress and egress across the land on which the building is located and through the stairs and common hallways of the building and parking areas. Premises shall include all fixtures and equipment to be installed by Landlord as herein provided.

1.02  Quiet  Enjoyment
----------------------

The Landlord covenants and agrees that the Tenant on paying the rent and performing the covenants contained herein shall and may peaceably and quietly hold and enjoy the Premises for the term of the Lease.

1.03  Subordination
-------------------

This Lease shall be subordinate and subject at all times to any mortgage or deed of trust covering the Premises or which at any time hereafter shall be made, and to all advances made, or hereafter to be made, upon the security hereof.

1.04  Parking
-------------

The Tenant shall have the right to unlimited parking in common with others in the parking area adjoining the building in which the Premises are located until such time that in the discretion of the Landlord such use would dictate assignment of space.

                                ARTICLE 2. - USE

2.01  Permitted  Use
--------------------

The Premises are to be used solely for office purposes and for no other purpose without the written consent of Landlord.

2.02  Compliance  with  Regulations  of  Governmental  Authorities
------------------------------------------------------------------

Tenant agrees that it will comply with all laws, statutes, rules, orders, ordinances and/ or regulations issued, or in force (except those requiring structural alteration not caused by acts of the Tenant), applicable to the Premises, or the business or profession of Tenant, of the City, County, State, and Federal goverranents, and of the California Board of Fire Underwriters and of the Board of Equalization of the State of California.

2.03  Compliance  with  Regulations  of  Insurers
-------------------------------------------------

Tenant agrees at Tenant's sole cost and expense to comply with any and all requirements of any insurance organization or company so that reasonable public liability insurance and fire insurance can be maintained covering the building and appurtenances.

2.04  Prohibited  Use
---------------------

Tenant will not, without the written consent of the Landlord, either use any apparatus or device in connection with the Premises which will in any way increase the amount of electricity, water, or climate control usually furnished or supplied to the Premises, device for the purpose of using electric current, water, or climate control.

2.05  Assignment  and  Subletting
---------------------------------

Tenant shall not assign, mortgage, or hypothecate this Lease, or any interest therein, or permit the use of the Premises by any person or persons other than that Tenant or sublet the Premises, or any part thereof, without the written consent of the Landlord. Consent to any such assignment or subletting shall not operate as a waiver of the necessity for a consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under, or through Tenant. Landlord's consent will not be unreasonably withheld.

Any assignment or subletting without such consent shall be void, and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest therein be assignable, as to the interest of Tenant, by operation of law, without the written consent of Landlord. Landlord shall not unreasonably withhold his written consent to the assignment by the Tenant of Tenant's interest in the Lease, or the subletting of the Premises or any part thereof to another person or company of the Premises or any part thereof to another person or company of the same profession or business as Tenant in good professional standing, provided always that such assignment or subletting shall not overcrowd the Premises or increase the expenses of Landlord and is not in conflict with the better interests and welfare of the building. In the event that the Premises are leased to more than one Tenant, this Lease shall automatically transfer to the survivor or survivors, in the event of death of one Tenant.

2.06  Signs
-----------

In order that signs will be harmonious the installations of all signs, whether exterior or interior shall be subject to the prior approval of Landlord and any applicable governmental authority.

2.07  Rules  and  Regulations
-----------------------------

Tenant agrees to observe faithfully, and reasonably comply with, the rules and. regulations, attached to this Lease as Exhibit "B" and hereby made a part hereof, and such other rules and regulations, promulgated from time to time by the Landlord which shall be reasonable, as in the Landlord's judgment are necessary for the safety, care, and cleanliness of the building or for the preservation of good order therein. The Landlord shall not be liable to the Tenant for violation of such rules and regulations by any other Tenant, it's servants, employees, agents, visitors, or licensees.

                                ARTICLE 3. - TERM

3.01  Term
----------

The term of this Lease shall be for a period not to exceed fourteen (14) full calendar months, plus the partial month, if any, immediately following commencement of this Lease as provided below. This Lease shall commence on the first day of occupancy by Tenant, but in no event later than December 1, 1998 (the "Commencement Date"), and shall terminate on December 31, 1999, provided that in the event that the Premises are not ready for occupancy by Tenant on November 1, 1998, Tenant may continue to occupy the premises described in Tenant's prior lease dated September 15, 1997, under the terms and conditions setforth herein, and Tenant shall move from those other premises to the Premises forthwith upon the Premises becoming ready and available to Tenant, and shall terminate on December 31, 1999. Landlord and Tenant also agree that that certain Office Lease entered into by Landlord and Tenant for the premises known as 5720 Ralston Street, Suites 310 and 312, Ventura, California (the "Old Premises"), a copy of which is attached hereto as "Exhibit C" (the "Old Lease"), shall remain in full force and effect until the Commencement Date of this Lease; provided,
                                                                       ---------
however,that  no  additional  rental  shall  be  due  under  the  Old  Lease.
  ------

3.02  Option  to  Renew
-----------------------

Tenant  shall  have the option to extend the term of this Lease for a single one
(1) year term at the rental rate of One Dollar and Fifty Cents ($1.50) per square foot, by delivering to the Landlord written notice of the exercise of said option at least ninety (90) days prior to the expiration of the initial term as stated in paragraph 3.01.

3.03  Delivery  of  Possession
------------------------------

Liability of Parties -- In the event of the inability of Landlord to deliver possession of the Premises at the time of the commencement of the term of this Lease, neither Landlord nor its agents shall be liable for any damage caused thereby, nor shall this Lease thereby become void or voidable, nor shall the term herein specified be in any way extended, but in such event Tenant shall not be liable for any rent until such time as Landlord can deliver possession.

Occupancy -- The Premises shall be considered ready for occupancy, and the term of this Lease shall commence, thirty (30) working days after the date that Landlord has notified Tenant in writing that Landlord has substantially completed all of the work to be done by Landlord pursuant to 6.01.

3.04  Surrender  of  Premises
-----------------------------

Termination of Tenancy -- Tenant agrees to surrender the Premises at the termination of the tenancy herein created, in the same condition as herein agreed they have been received, reasonable use and wear thereof and damage by the act of God or by the elements excepted.

3.05  Holding  Over
-------------------

If Tenant holds possession of the Premises after the term of this Lease, Tenant shall, at the option of the Landlord, to be exercised by Landlord's given written notice to Tenant and not otherwise, become a Tenant from month to month upon the terms and conditions herein specified at a monthly rental equal to that paid by Tenant for the last month of the term of this Lease, payable in advance in lawful money, and shall continue to be such Tenant until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written notice of intention to terminate such monthly tenancy. Unless Landlord shall exercise the option hereby given him. Tenant shall be a Tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant while Tenant is so holding over.

3.06  Quitclaim
---------------

Upon the expiration or earlier termination of this Lease, Tenant agrees to deliver a quitclaim deed in favor of Landlord, if Landlord requests release of its interest in the Premises.

3.07  Operating  Enpense  Adjustments
-------------------------------------

INTENTIONALLY  DELETED.

                                ARTICLE 4. - RENT

4.01  Minimum  Monthly  Rent
----------------------------

Tenant shall pay to Landlord as minimum monthly rent for the initial term of this lease, as described in paragraph 3.01, without deduction, set-off, prior notice, or demand, the sum Zero Dollars ($ 0.00), per month in advance on the
                              ----
first day of each month. Minimum monthly rent for the first month or portion of it shall be paid on the day that Tenant's obligation to pay minimum monthly rent commences. Minimum monthly rent for any partial month shall be prorated at the rate of 1/30th of the minimum monthly rent per day.

All rent shall be paid to Landlord at the address to which notices to Landlord are given. Rent paid more than ten (10) days later shall be subject to a penalty of six percent (6%) of the rent due.

ARTICLE  5.  -  TAXES  AND  UTILITIES

5.01  Taxes
-----------

Landlord shall pay all taxes and assessments levied upon the property of which the Premises represent a part of the total area. Tenant shall pay all taxes and assessments levied against any personal property, trade fixtures, or other improvements, on the Premises belonging to Tenant.

5.02  Utilities
---------------

Landlord  agrees  to  furnish the Premises twenty-four (24) hours per day, seven
(7) days per week, subject to the regulations of the building wherein the Premises are situated, with a reasonable amount of water and electricity suitable for the intended use of the Premises, such heat as may be required for the comfortable occupation of the Premises, janitor service, and elevator service, which shall mean service either by non-attended automatic elevators or elevators with attendants at the option of the Landlord, provided Tenant is not in default hereunder. Landlord, however, shall not be liable for failure to furnish any of the foregoing when such failure is caused by accidents or conditions beyond the control of Landlord, or by labor disturbances or labor disputes, of any character, whether resulting from or caused by acts of Landlord or otherwise, or repairs, provided that in the case of repairs Landlord gives Tenant reasonable advance written notice of interruption of such services; nor shall Landlord be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any such failure relieve the Tenant from the duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant. The Premises are leased on a twenty-four (24) hours per day, seven (7) days per week, basis.

ARTICLE  6.  -  IMPROVEMENTS  AND  REPAIRS

6.01  Fitting  Up
-----------------

Prior to the commencement of the term, Landlord shall clean carpet, replace ceiling tiles as necessary, and paint Premises at its sole cost and expense.

6.02  Repairs
-------------

Tenant shall take good care of the Premises and they shall not be altered, repaired or changed without the written consent of Landlord. Unless otherwise provided by written agreement, all alterations, improvements, and changes that may be required shall be done either by or under the direction and at the cost of Landlord and shall be the property of Landlord, and shall remain upon and be surrendered with the Premises, excepting however that, at Landlord's option, Tenant shall, at his expense, when surrendering the Premises, remove from the Premises and the building all partitions, counters, railings, etc., installed in the Premises by or at the cost of Tenant. All damages or injury done to the Premises by Tenant, or by any person who may be in or upon the Premises with the consent of Tenant shall be paid for by the Tenant.

6.03  Mechanic's  Liens
-----------------------

The Tenant shall not suffer or permit any mechanic's or materialman's liens to be filed against the fee of the real property of which the Premises form a part not against the Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are so filed, Landlord, at its election, may pay and satisfy the same and, in such event, the sums so paid by the Landlord, with interest at the rate of ten percent (10%) per annum from the date of payment shall be deemed to be additional rent due and payable by the Tenant at once without notice or demand.

ARTICLE  7.  -  DESTRUCTION  AND  CONDEMNATION

7.01  Destruction  of  Premises  by  Non-  Insured  Causes
----------------------------------------------------------

Should the building in which the Premises are located be substantially damaged or destroyed by any cause which is not covered by insurance, such as but not limited to earthquake, war, riot, and insurrection, Landlord may by written notice given within ninety (90) days from the happening of such event, cancel its Lease without obligation other than to refund any rent paid by Tenant but not  used;  provided,  however,that  upon  receipt  by  Tenant of such notice by
            -------------------
Landlord of its election to terminate this Lease, Tenant shall have a period of sixty (60) days to vacate the Premises so long as Tenant continues to pay the full rental amount as provided by this Lease. The term "substantially" as used herein shall be taken to mean any damage, the repair of which will cost in excess of the sum of twenty-five percent (25%) of the original construction cost of the building.

7.02  Destruction  of  Premises  by  Fire
-----------------------------------------

Should the building in which the Premises are located be substantially damaged or destroyed by fire or other cause, either party may cancel this lease as provided in this Section 7.02.

The term "substantially" as used herein shall be taken to mean any damage the repair of which will cost in excess of the sum of fifty percent (50%) of the original construction cost. Either party's notice to the other of its election to cancel this Lease must be given within (90) days from the date of the fire, or other insured cause; provided,however, that upon receipt by Tenant of such
                           ---------
notice by Landlord of its election to terminate this Lease, Tenant shall have a period of sixty (60) days to vacate the Premises so long as Tenant continues to pay the full rental amount as provided by this Lease. If no notice of cancellation is given by either party, the Lease shall remain in full force and effect as written, and Landlord agrees to use due diligence to rebuild the Premises to a similar condition as existed prior to the fire. If the Premises are rendered wholly untenantable during the period of repair, the rent shall be abated until the Premises are ready for occupancy. If the Premises are rendered partially untenantable, the rent shall be apportioned according to the space that is still usable by the Tenant during the course of reconstruction. If the Landlord should elect to cancel the Lease under this cause, it shall refund any unearned rent as of the date of the destruction. See Addendum.

7.03  Condemnation
------------------

If the whole or any part of the Premises shall be taken or condemned by an competent authority under power of eminent domain for a public or quasi-public use or purpose, then, at Landlord's option to be exercised by written notice to be given by Landlord to Tenant, the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public or quasi-public use or purpose, and without an apportionment of the award, Tenant hereby assigning to Landlord all right and claim to the award. The current rent, however, in such case shall be apportioned.

                             ARTICLE 8. - INDEMNITY

8.01  No  Liabilily  of  Landlord
---------------------------------

Landlord shall not be liable to Tenant for any injury or damage that may result to any person or property by or from any cause whatsoever, and without limiting the generality of the foregoing, whether caused by water leakage or any character from the room, walls, basement, or other portion of the Premises, or caused by gas, fire, oil, electricity, or any cause whatsoever, in on or about the Premises or any apart thereof.

8.02  Indemnification  of  Landlord
-----------------------------------

Tenant and Landlord agrees to hold each other harmless from and defend against any and all claims or liability for any injury or damage to any person or property whatsoever, (1) occurring in, on or about the Premises or any part thereof: and (2) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities," elevators, stairways, passageways, or hallways) the use of which Tenant may have in conjunction with other tenants of the building, when such injury or damage shall be caused in part of in whole by the act, negligence or fault of, or omission of any duty with respect to the same by Tenant, his agents, servants, or employees.

8.03  Liabilily  Insurance  Provided  by  Tenant
------------------------------------------------

Liability Insurance in the amount of One Million Dollars ($1,000,000.00) is to be provided by Tenant. Landlord should be named as additional insured and certificate of the policy should be delivered to the Landlord.

                               ARTICLE 9 - DEFAULT

9.01  Acts  Constituting  a  Default.
-------------------------------------

Any and all of the following actions shall, upon notice by Landlord to Tenant and following expiration of a reasonable period within which Tenant may cure such default, constitute a default of this Lease:

1. Use of the Premises for any purpose other than as authorized in this Lease; or
2.     Other  sums  owing  when  due;  or
3.     Abandonment  or  vacation  of  Tenant  from  the  Premises;  or
4. Assignment of the Premises by Tenant, either voluntary or by operation of law, whether by judgment, executions, death, or any other means, without the consent of Landlord; or
5. The filing by Tenant or any other person of a voluntary or involuntary petition in bankruptcy or an arrangement by or against Tenant; the adjudication of Tenant as a bankrupt or insolvent; the appointment of a receiver appointed at the instance or request of Landlord; the general or any other assignment by Tenant for the benefit of this creditors; or
6. A default in the performance of any terms, covenants, and conditions herein contained; or
7. The inability of Tenant to perform any of the terms, covenants, or conditions herein by him to be kept or performed.

9.02  Remedies  Upon  Default
-----------------------------

In the event of a default of this Lease, and in addition to all other rights and remedies Landlord may have at law, Landlord shall have the option to do any or all of the following:

1. Re-entry - Immediately re-enter and remove all persons and property from the Premises, storing said personal property in a public warehouse or elsewhere at the cost of, and for the account of, the Tenant. In such instance, the Lease will be terminated, and Landlord will be entitled otherwise to recover all damages allowable under the law or this Lease.

2. Collection of Rent -- As it becomes due hereunder, or to enforce, by suit or otherwise, any other term or provision hereof on the part Tenant required to be kept or perform, it being specifically agreed that all unpaid sums shall bear interest at the highest legal rate from the due date thereof until paid.

3. Termination of Lease -- Termination of this Lease, in which even Tenant agrees to immediately surrender possessions of the Premises, and to pay to Landlord, in addition to any other remedy Landlord may have, all damages Landlord may incur by reason of his default, including the cost of recovering the Premises.

4. Measure of Damages -- The damages Landlord may recover include the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss from the same period that Tenant proves could be reasonably avoided.

9.03     Removal  of  Property
----     ---------------------

INTENTIONALLY  DELETED.

9.04     Waiver  of  Damages
----     -------------------

INTENTIONALLY  DELETED.

9.05     Waiver  of  Breach
----     ------------------

Landlord's failure to take full advantage of any default or breach of covenant the part of Tenant shall not be , or construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administrating this instrument be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant of any tern, covenant, or condition hereof, or to exercise any rights given him on account of any such default. A waiver of a particular breach, or default, shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any term, covenant, or condition of this Lease.

9.06  Demand  for  Rent
-----------------------

In the event that Tenant shall be in default in the payment of any rents provided for in this Lease, Tenant waives the making by Landlord of any demand for rent prior to the commencement of any action in ejectment or to obtain possession of the Premises.

9.07  Cumulative  Remedies
--------------------------

The foregoing remedies of Landlord shall not be exclusive, but shall be cumulative and in addition to all remedies now or hereafter allowed by law or elsewhere provided.

9.08  Landlord  Curing  Default
-------------------------------

Upon fifteen (15) days prior written notice to the Tenant by the Landlord, or a time period during which Tenant could reasonably be expected to cure the default in question after such notice, it is agreed that the Landlord may cure any default by the Tenant hereunder and, if necessary, may enter upon the Premises for such purpose, and in such event the cost thereof to Landlord shall be deemed additional rent payable by the Tenant, which shall become immediately due and payable. Furthermore, Landlord has the right to act immediately if Landlord believes it necessary.

                       ARTICLE 10 - INSPECTION AND NOTICES

10.  1  Inspection
------------------

Tenant will permit landlord with reasonable notice provided it is not an emergency and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of protecting owners reversions, or to make alterations or additions to the Premises or to any other portion of the building in which the Premises are situated, or for maintaining any service provided by Landlord to Tenant hereunder, including window cleaning and janitor service if provided, without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury, or inconvenience thereby occasioned, and will permit Landlord at any time within thirty (30) days prior to the expiration of this Lease to bring upon the Premises for purposed of inspection of display, prospective tenants hereof.

10.2  Notices
-------------

Any notice, demand or communication under, or in connection with, this lease may be served upon Landlord by personal service, or by mailing the same by registered mail, and/or certified mail in the United States Post Office, postage prepaid, and return receipt requested, and directed to Landlord at the below stated address and may likewise be served on Tenant by personal service or by so mailing the same addressed to Tenant at the below stated address or the Premises. Either Landlord or Tenant may change such address by notifying the other party in writing as to such new address as Tenant or Landlord may desire used and which address shall continue as the address until further written notice.

     LANDLORD  NOTICES:                             TENANT  NOTICES:
     Ingomar  Properties,  LLC                      Virtual  Source,  Inc.
     DBA:  Ventura  Professional  Center            5740  Ralston,  Suite  A
     5700  Ralston  Street,  Suite  101             Ventura,  California  93003
     Ventura,  CA  93003

                        ARTICLE 11. - GENERAL PROVISIONS

11.  01  Covenants
------------------

It is mutually agreed that the letting hereunder is made upon and subject to the terms, covenants, and conditions of this Lease and that Tenant covenants as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants, and conditions by him be kept or performed, and that this Lease is made upon the condition of such performance.

11.02  Provisions  Deemed  Covenants  and  Conditions
-----------------------------------------------------

The parties hereto agree that all the material provisions hereof are to be construed as covenants and conditions as through the words importing such covenants and conditions were used in each instance and that all of the provisions hereof shall bind and inure to the benefits of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

11.03  Time  of  Essence
------------------------

Time  is  of  the  essence  in  the performance of each provision of this Lease.

11.04  Cumulative  Remedies
---------------------------

The specified remedies to which Landlord or Tenant may resort under the terms of this Lease are cumulative and not intended to be exclusive of any other remedies afforded by Law. The waiver of the performance or any covenant, term, or condition of this Lease by Landlord or Tenant shall not be construed as a waiver of any subsequent breach of the same covenant, term, or condition.

11.05  Attorney's  Fees
-----------------------

Should either part hereto institute any legal action to enforce any provision hereof, the prevailing party in such action shall be entitled to receive from the losing party such amount as the court may adjudge to be reasonable attorney's fees.

11.06  Interest  on  Money  Due
-------------------------------

Any sum accruing to Landlord or Tenant under the provisions of this Lease which shall not be paid when due shall be interest at the rate of eighteen percent
(18%) per annum, or at the maximum rate permitted by law, from the date the original same was due.

11.07  Invalidity
-----------------

If any term, covenant, condition, or provision of this Lease is held by a court of competent jurisdiction to be invalid, void, or enforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

11.08  Agency
-------------

Nothing contained in this Lease shall be deemed or construed by the parties hereto or by a third person or create the relationship of principal and agent or of partnership or of joint venture or of any other association other than Landlord and Tenant.

11.09  Extensions
-----------------

All references to the term of this Lease shall include any extensions of such term.

11.  10  Captions
-----------------

The captions of articles of this Lease are for reference only and are not to be construed in any way as a part of this Lease.

11.  11  Binding  Effect,  Counterparts
---------------------------------------

This Lease shall not be binding and in effect until a counterpart hereof has been executed and delivered by the parties each to the other.

11.  12  Execution
------------------

The parties have executed this Lease at the place and on the dates specified immediately after their respective signatures.

Tenant:
LANDLORD:INGONIAR  PROPERTIES,  LLC

Signature:     /s/  Fred  S.  Griffith     Date:  10/27/98
               -----------------------     ---------------
                    FRED  S.  GRIFFITH
                   Senior  Vice  president,  Real  Estate



Tenant:        VIRTUAL  SOURCE,  INC.

Signature:
               ROBERT  C.  MCSHIRLEY
               Senior  Vice  President,  Real  Estate

                                    EXHIBIT B
                               Rules & Regulations

Directory
---------

The bulletin board or directory will be provided exclusively for the display of the name and location of Tenant only; and Landlord reserves the right to exclude any other names therefrom, and also to charge Tenant for each and every name, in addition to the name of Tenant, placed by it upon such bulletin board of directory.

Landlord, at its expense, shall provide an identification sign for the Tenant to be placed in the lobby of the first floor and an additional identification sign in the lobby of the floor on which the Premises are located. Tenant shall purchase a matching sign to be used to identify the Premises, the cost of which is estimated to be Thirty Dollars ($30.00).

Locks  and  Keys
----------------

No additional locks shall be placed upon any doors of the Premises, and Tenant agrees not to have any duplicate keys made without the consent of Landlord. If more than two (2)keys for any door lock are desired, the additional number shall
          -------
be paid for by Tenant. Upon termination of this Lease Tenant shall surrender all keys.

Wiring
------

When wiring of any kind is introduced it must be connected as directed by Landlord, and no boring or cutting for wires will be allowed except with the mutual agreement. The location of telephones, call boxes, and other office equipment affixed to the Premises shall be prescribed by mutual agreement.

Plumbing
--------

The washbowls, water closets, and urinals shall not be used for any purpose other than those for which they were constructed.

Halls  and  Stairways
---------------------

The entries, passages, stairways, and elevators shall not be obstructed by Tenant, or used for any other purpose than ingress or egress to and from their respective offices. Tenant shall not bring into or keep within building any animal or vehicle.

Obstructing  Light
------------------

Tenant shall not allow anything to be placed against or near the glass in the partitions or in the doors between the Premises and in the halls or corridors. The doors between the Premises and the corridors of the building shall at all times, except when in actual use for ingress or egress, be kept closed.

Movina  Furniture
-----------------

No furniture, freight, or equipment of any kind shall be brought into or removed from the building without the consent of Landlord or Landlord's agent; and all moving of same, into or out of building, by Tenants, shall be done at such times and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size, and position of all safes and other heavy property brought into the building, and also the times and manner of moving the loss or damage to any such safe or property from any cause; but all damage done to the building by moving or maintaining any such safe or property shall be repaired at the expense of Tenant.

Janitor  Service
----------------

Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises, unless otherwise agreed. Landlord shall be in no way responsible for any loss of or damage to Property from the Premises, however occurring.

Violations  By  Other  Tenant
-----------------------------

Landlord is not responsible to any Tenant for the nonobservance or violations of the rules and regulations by any other Tenant.

Rooms  Used  In  Common
-----------------------

Rooms used in common by Tenants shall be subject to such regulations as are posted therein.

Landlord's  Office  And  Employees
----------------------------------

The requirements of Tenant will be attended to only upon application at the office of the building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the office, and no employees will admit any person (e.g. Tenant or otherwise) to any office without specific instructions from the office of the building.

Removal  Of  Persons
--------------------

Landlord reserves the right to exclude or expel from the building any person who, in the judgment of Landlord, is intoxicated, or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

Closing  Precautions
--------------------

Tenant shall see that the windows, transoms, and doors of the Premises are closed and securely locked before leaving the building and must observe strict care not to leave windows open when it rains and Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the building and that all electricity, gas, or air shall likewise be carefully shut off when not in use.

Locking  of  Entrance  Doors
----------------------------

Landlord reserves the right to close and keep locked all entrance and exit doors of the building during such hours as Landlord may deem to be advisable for the adequate protection of the property; provided, however, that Tenant shall be
                                         --------  --------
provided  with keys to allow Tenant access twenty-four (24) hours per day, seven
(7)  days  per  week.

Entry  After  Closing
---------------------

All Tenants, their employees, or other persons entering or leaving the building at any time when it is so locked may be required to sign the building register when so doing, and the watchman in charge may refuse to admit to the building, while it is so locked, Tenant or any of Tenant's employees, or any other person, without a pass previously arranged, or other satisfactory identification showing his right or access to the building at such time. Landlord assumes no responsibility and shall not be liable for any damage resulting from any error in regard to any such pass or identification, or from the admission of any unauthorized person to the building.

Carpeting
---------

Carpeting shall be protected from excessive wear caused by desks, chairs or other items by the use of chair mats or other suitable devices.

                                  EXHIBIT "'C"
                                    Old Lease

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                  OFFICE LEASE

THIS LEASE is entered into between INGOMAR LIMITED PARTNERSHIP, hereinafter referred to as "Landlord", and Virtual
Source____________________________________________________hereinafter  referred to  as  "Tenant".

                               ARTICLE 1. PREMISES

1.01  PREMISES.

Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord, for the term, at the rental and upon the conditions hereinafter set forth, those certain Premises, hereinafter referred to as the "Premises", described as follows:

An area comprising approximately 3374 square feet on the third floor, as outlined in red in Exhibit A attached hereto and hereby made a part hereof, of the Ventura Professional Center, located at 5720 Ralston Street, Suite 310 and Suite 312, Ventura, California. The Premises shall also include a nonexclusive right of ingress and egress across the land on which the building is located and through the stairs and common hallways of the building and parking areas. Premises shall include all fixtures and equipment to be installed by Landlord as herein provided.

1.02  QUIET  ENJOYMENT.

The Landlord covenants and agrees that the Tenant on paying the rent and performing the covenants contained herein shall and may peaceably and quietly hold and enjoy the Premises for the term of the Lease.

1.03  SUBORDINATION.

This Lease shall be subordinate and subject at all times to any mortgage or deed of trust covering the Premises or which at any time hereafter shall be made, and to all advances made, or hereafter to be made, upon the security hereof.

1.04  PARKING.

The tenant shall have the right to unlimited parking in common with others in the parking area adjoining the building in which the Premises are located until such time that in the discretion of Landlord such use would dictate assignment of space.

                                 ARTICLE 2. USE

2.01  PERMITTED  USE.

The Premises are to be used solely for office purposes and for no other purpose without the written consent of Landlord.

2.02  COMPLIANCE  WITH  REGULATIONS  OF  GOVERNMENTAL  AUTHORITIES.

Tenant agrees that it will comply with all laws, statutes, rules, orders, ordinances and/or regulations issued, or in force (except those requiring structural alteration not caused by acts of the Tenant), applicable to the Premises, or the business or profession of Tenant, of the City, County, State, and Federal governments, and of the California Board of Fire Underwriters and of the Board of Equalization of the State of California.

2.03  COMPLIANCE  WITH  REGULATIONS  OF  INSURERS.

Tenant agrees at Tenant's sole cost and expense to comply with any and all requirements of any insurance organization or company so that reasonable public liability insurance and fire insurance can be maintained covering the building and appurtenances.

2.04  PROHIBITED  USE.

Tenant will not, without the written consent of the Landlord, either use any apparatus or device in connection with the Premises which will in any way increase the amount of electricity, water, or climate control usually furnished or supplied to the Premises, device for the purpose of using electric current, water or climate control.

2.05  ASSIGNMENT  AND  SUBLETTING.

Tenant shall not assign, mortgage, or hypothecate this Lease, or any interest therein, or permit the use of the Premises by any person or persons other than that Tenant or sublet the Premises, or any part thereof, without the written consent of Landlord. Consent to any such assignment or subletting shall not operate as a waiver of the necessity for a consent to any subsequent assignment or subletting, and the terms of such consent shall be binding upon any person holding by, under, or through Tenant. Landlord's consent will not be unreasonably withheld.

Any assignment or subletting without such consent shall be void, and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest therein be assignable, as to the interest of Tenant, by operation of law, without the written consent of Landlord. Landlord shall not unreasonably withhold his written consent to the assignment by the Tenant of Tenant's interest in the Lease, or the subletting of the Premises or any part thereof to another person or company of the Premises or any part thereof to another person or company of the same profession or business as Tenant in good professional standing, provided always that such assignment or subletting shall not overcrowd the Premises or increase the expenses of Landlord and is not in conflict with the better interests and welfare of the building. In the event that the Premises are leased to more than one Tenant, this Lease shall automatically transfer to the survivor or survivors, in the event of death of one Tenant.

2.06  SIGNS.

In order that signs will be harmonious the installations of all signs, whether exterior or interior shall be~ subject to the prior approval of Landlord and any applicable governmental authority.

2.07  RULES  AND  REGULATIONS.

Tenant agrees to observe faithfully, and comply strictly with, the rules and regulations, attached to this Lease as Exhibit B and hereby made a part hereof, and such other rules and regulations, promulgated from time to time by the Landlord which shall be reasonable, as in the Landlord's judgment are necessary for the safety, care, and cleanliness of the building or for the preservation of good order therein. The Landlord shall not be liable to the Tenant for violation of such rules and regulations by any other tenant, its servants, employees, agents, visitors, or licensees.

                                 ARTICLE 3. TERM

3.01  TERM.

The term of this Lease shall be for a period of Twelve (12) full calendar months, plus the partial month, if any, immediately following commencement of this Lease as provided below.

3.02  DELIVERY  OF  POSSESSION.

A.  LIABILITY  OF  PARTIES.

In the event of the inability of Landlord to deliver possession of the Premises at the time of the commencement of the term of this Lease, neither Landlord nor its agents shall be liable for any damage caused thereby, nor shall this Lease thereby become void or voidable, nor shall the term herein specified be in any way extended, but in such event Tenant shall not be liable for any rent until such time as Landlord can deliver possession.

B.  OCCUPANCY.

The Premises shall be considered ready for occupancy, and the term of this Lease shall commence, seven (7) working days after the date that Landlord has notified Tenant in writing that Landlord has substantially completed all of the work to be done by Landlord pursuant to 6.01.

3.03  SURRENDER  OF  PREMISES.

A.  ON  TERMINATION  OF  TENANCY.

Tenant agrees to surrender the Premises at the termination of the tenancy herein created, in the same condition as herein agreed they have been received, reasonable use and wear thereof and damage by the act of God or by the elements excepted.

3.04  HOLDING  OVER

If Tenant holds possession of the Premises after the term of this Lease, Tenant shall, at the option of the Landlord, to be exercised by Landlord's given written notice to Tenant and not otherwise, become a Tenant from month to month upon the terms and conditions herein specified at a monthly rental equal to that paid by Tenant for the last month of the term of this Lease, payable in advance in lawful money, and shall continue to be such Tenant until thirty (30) days after Tenant shall have given to Landlord or Landlord shall have given to Tenant a written notice of intention to terminate such monthly tenancy. Unless Landlord shall exercise the option hereby given him. Tenant shall be a tenant at sufferance only, whether or not Landlord shall accept any rent from Tenant while Tenant is so holding over.

3.05     QUITCLAIM.

Upon the expiration or earlier termination of this Lease, Tenant agrees to deliver a quitclaim deed in favor of Landlord, if Landlord requests release of its interest in the Premises.

3.06     OPERATING  EXPENSE  ADJUSTMENTS.

Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase", in accordance with the following provisions.

A. "Lessee's Share" is defined, for purposes of this Lease, as the percentage of .96 which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures are size of the Premises or a change in the space available for lease in the Office Building Project.

B. "Base Year" is defined as the calendar year in which the Lease term commences.

C. "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expenses Increase for the first and last Comparison Year of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

D. "Operating Expenses" is defined, for purposes of this Lease to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion.

ARTICLE  4.  RENT

4.01  MINIMUM  MONTHLY  RENT.  SEE  ADENDUM

Tenant shall pay to Landlord as minimum monthly rent, without deduction, set-off, prior notice, or demand, the sum of $2,625.00 which sum is subject to possible adjustment as provided in paragraph 4.03 per month in advance on the first day of each month, commencing 10/15/97 or on the date when Tenant takes possession of the Premises, whichever date is earlier, and continuing during the term.
Minimum monthly rent for the first month or portion of it shall be paid on the day that Tenant's obligation to pay minimum monthly rent commences. Minimum monthly rent for any partial month shall be prorated at the rate of 1/30th of the minimum monthly rent per day.

All rent shall be paid to Landlord at the address to which notices to Landlord are given. Rent paid more than ten (10) days later shall be subject to a penalty of six percent (6%) of the rent due.

4.02  DEPOSITS.

As a guarantee to Landlord of the faithful performance of the terms and conditions herein contained, provided that upon fulfillment of all said conditions the deposit shall be returned to Tenant at the end of the term of this Lease.

4.03  PERIODIC  COST  OF  LIVING  ADJUSTMENT.

The minimum monthly rent provided for at paragraph 4.01 shall be subject to adjustment at the commencement of the second year of the term and each year thereafter ("the adjustment date") as follows:

The base for computing the adjustment is the Consumer Price Index of the Bureau of Labor Statistics of the U.S Department of Labor, Los Angeles - Long Beach, All Items - Series A (1967 = 100), 1978 Revision, Urban Wage Earners and Clerical Workers, which is published for the month nearest the date of the commencement of the term ("Beginning Index"). If the Index published nearest the adjustment date ("Extension Index") has increased over the Beginning Index, the minimum monthly rent for the following year increased over the Beginning Index, the minimum monthly rent for the following year (until the next rent adjustment) shall be set by multiplying the minimum monthly rent set forth in Paragraph 4.01 by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. In no case shall the minimum monthly rent be less than the minimum monthly rent set forth in Paragraph 4.01. On adjustment of the minimum monthly rent as provided in this Lease, the parties shall immediately execute an amendment of the Lease stating the new minimum monthly rent.

If the Index is changed so that the base year differs from that used as of the date immediately preceding the month in which the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

                         ARTICLE 5. TAXES AND UTILITIES

5.01  TAXES.

Landlord shall pay all taxes and assessments levied upon the property of which the Premises represent a part of the total area. Tenant shall pay all taxes and assessments levied against any personal property, trade fixtures, or other improvements, on the Premises belonging to Tenant.

5.02  UTILITIES.

Landlord agrees to furnish the Premises during reasonable hours, subject to the regulations of the building wherein the Premises are situated, with a reasonable amount of water and electricity suitable for the intended use of the Premises, such heat as may be required for the comfortable occupation of the Premises, janitor service, and elevator service, which shall mean service either by non-attended automatic elevators or elevators with attendants at the option of the Landlord, provided Tenant is not in default hereunder. Landlord, however, shall not be liable for failure to furnish any of the foregoing when such failure is caused by accidents or conditions beyond the control of Landlord, or by repairs, labor disturbances or labor disputes, of any character, whether resulting from or caused by acts of Landlord or otherwise; nor shall Landlord be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to the furnishing of any of the foregoing, nor shall any such failure relieve the Tenant from the duty to pay the full amount of rent herein reserved, or constitute or be construed as a constructive or other eviction of Tenant. This building is leased on a normal business hours basis defined as 7:00 a.m. to 6:00 p.m. Hours not within this time frame are not normal business hours.

ARTICLE  6.  IMPROVEMENTS  AND  REPAIRS

6.01  FITTING  UP.

Prior to the commencement of the term, Landlord shall clean carpet, replaces ceiling tiles as necessary, and paint Suite 310 at its sole cost and expense.

6.02  REPAIRS.

Tenant has examined and inspected and knows the condition of the Premises and every part thereof and has received the same in good order and repair and accepts the same in their present condition. Tenant shall take good care of the Premises and they shall not be altered, repaired or changed without the written consent of Landlord. Unless otherwise provided by written agreement, all alterations, improvements, and changes that may be required shall be done either by or under the direction of Landlord, but at the cost of Tenant and shall be the property of Landlord, and shall remain upon and be surrendered with the Premises, excepting however that, at Landlord's option, Tenant shall, at his expense, when surrendering the Premises, remove from the Premises and the building all partitions, counters, railings, etc., installed in the Premises by or at the cost of Tenant. All damages or injury done to the Premises by Tenant, or by any person who may be in or upon the Premises with the consent of Tenant shall be paid for by the Tenant.

6.03  MECHANIC'S  LIENS.

The Tenant shall not suffer or permit any mechanic's or materialman's liens to be filed against the fee of the real property of which the Premises form a part not against the Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are so filed, Landlord, at its election, may pay and satisfy the same and, in such event, the sums so paid-by the Landlord, with interest at the rate of ten percent (10%) per annum from the date of payment shall be deemed to be additional rent due and payable by the Tenant at once without notice or demand.

ARTICLE  7.  DESTRUCTION  AND  CONDEMNATION

7.01  DESTRUCTION  OF  PREMISES  BY  NON-INSURED  CAUSES.

Should the building in which the Premises are located be substantially damaged or destroyed by any cause which is not covered by insurance, such.as but not limited to earthquake, war, riot, and insurrection, Landlord may by written notice given within ninety (90) days from the happening of such event, cancel its Lease without obligation other than to refund any rent paid by Tenant but not used. The term " substantially" as used herein shall be taken to mean any damage, the repair of which will cost in excess of the sum of twenty-five percent (25%) of the original construction cost of the building.

7.02  DESTRUCTION  OF  PREMISES  BY  FIRE.

Should the building in which the Premises are located be substantially damaged or destroyed by fire or other insured cause, this Lease may be canceled as mutually agreed upon.

The term "substantially" as used herein shall be taken to mean any damage the repair of which will cost in excess of the sum of fifty percent (50%) of the original construction cost. The Landlord's notice of cancellation must be given to Tenant within ninety (90) days from the date of the fire, or other insured cause. If no notice of cancellation is given by Landlord, the lease shall remain in full force and effect as written, and Landlord agrees to use due diligence to rebuild the Premises to a similar condition as existed prior to the fire. If the Premises are rendered wholly untenantable during the period of repair, the rent shall be abated until the Premises are ready for occupancy. If the Premises are rendered partially untenantable, the rent shall be apportioned according to the space that is still usable by the Tenant during the course of reconstruction. If the Landlord should elect to cancel the Lease under this cause, it shall refund any unearned rent as of the date of the destruction.
See  Addendum.

7.03  CONDEMNATION.

If the whole or any part of the Premises shall be taken or condemned by an competent authority under power of eminent domain for a public or quasi-public use or purpose, then, at Landlord's option to be exercised by written notice to be given by Landlord to Tenant, the term hereby granted shall cease from the time when possession of the part so taken shall be required for such public or quasi-public use or purpose, and without an apportionment of the award, Tenant hereby assigning to Landlord all right and claim to the award. The current rent, however, in such case shall be apportioned.

                              ARTICLE 8. INDEMNITY

8.01  NO  LIABILITY  OF  LANDLORD.

Landlord shall not be liable to Tenant for an injury or damage that may result to any person or property by or from any cause whatsoever, and without limiting the generality of the foregoing, whether caused by water leakage or any character from the room, walls, basement, or other portion of the Premises, or caused by gas, fire, oil, electricity, or any cause whatsoever, in on or about the Premises or any part thereof.

8.02     INDEMNIFICATION  OF  LANDLORD.

Tenant and Landlord agrees to hold each other harmless from and defend against any and all claims or liability for any injury or damage to any person or property whatsoever, (1) occurring in, on or about the Premises or any part thereof; and (2) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities," elevators, stairways, passageways, or hallways) the use of which Tenant may have in conjunction with other tenants of the building, when such injury or damage shall be caused in part of in whole by the act, negligence or fault of, or omission of any duty with respect to the same by Tenant, his agents, servants, or employees.

8.03     LIABILITY  INSURANCE  PROVIDED  BY  TENANT.

Liability Insurance in the amount of One Million Dollars ($1,000,000.00) is to be provided by Tenant. Landlord should be named as additional insured and certificate of the policy should be delivered to the Landlord.

                               ARTICLE 9. DEFAULT

9.01     ACTS  CONSTITUTING  A  DEFAULT.

Any  and  all of the following actions shall constitute a default of this Lease:

A. Use of the Premises for any purpose other than as authorized in this Lease; or

B.     Other  sums  owing  when  due;  or

C.     Abandonment  or  vacation  of  Tenant  from  the  Premises;  or

D. Assignment of the Premises by Tenant, either voluntary or by operation of law, whether by judgment, executions, death, or any other means, without the consent of Landlord; or

E. The filing by Tenant or any other person of a voluntary or involuntary petition in bankruptcy or an arrangement by or against Tenant; the adjudication of Tenant as a bankrupt or insolvent; the appointment of a receiver appointed at the instance or request of Landlord; the general or any other assignment by Tenant for the benefit of this creditors; or

F. A default in the performance of any of the terms, covenants, and conditions herein contained; or

G. The inability of Tenant to perform any of the terms, covenants, or conditions herein by him to be kept or performed. See Addendum

9.02     REMEDIES  UPON  DEFAULT.

In the event of a default of this Lease, and in addition to all other rights and remedies Landlord may have at law, Landlord shall have the option to do any or all of the following:

A.  REENTRY.

Immediately reenter and remove all persons and property from the Premises, storing said personal property in a public warehouse or elsewhere at the cost of, and for the account of, the Tenant. In such instance, the Lease will be terminated, and Landlord will be entitled otherwise to recover all damages allowable under the law or this Lease.

B.  COLLECTION  OF  RENT.

As it becomes due hereunder, or to enforce, by suit or otherwise, any other term or provision hereof on the part Tenant required to be kept or perform, it being specifically agreed that all unpaid sums shall bear interest at the highest legal rate from the due date thereof until paid.

C.  TERMINATION  OF  LEASE.

Terminate this Lease, in which even Tenant agrees to immediately surrender possession of the Premises, and to pay to Landlord, in addition to any other remedy Landlord may have, all damages Landlord may incur by reason of his default, including the cost of recovering the Premises.

D.  MEASURE  OF  DAMAGES.

The damages Landlord may recover include the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss from the same period that Tenant proves could be reasonably avoided.

9.05  WAIVER  OF  BREACH.

Landlord's failure to take advantage of any default or breach of covenant on the part of Tenant shall not be, or be construed as a waiver thereof, nor shall any custom or practice which may grow up between the parties in the course of administrating this instrument be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant of any term, covenant, or condition hereof, or to exercise any rights given him on account of any such default. A waiver of a particular breach, or default, shall not be deemed to be a waiver of the same or any other subsequent breach or default. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any term, covenant, or condition of this Lease.

9.06  DEMAND  FOR  RENT.

In the event that Tenant shall be in default in the payment of any rents provided for in this Lease, Tenant waives the making by Landlord of any demand for rent prior to the commencement of any action in ejectment or to obtain possession of the Premises.

9.07  CUMULATIVE  REMEDIES.

The foregoing remedies of Landlord shall not be exclusive, but shall be cumulative and in addition to all remedies now or hereafter allowed by law or elsewhere provided.

9.08  LANDLORD  CURING  DEFAULT.

Upon five (5) days prior written notice to the Tenant by the Landlord, it is agreed that the Landlord may cure any default by the Tenant hereunder and, if necessary, may enter upon the Premises for such purpose, and in such event the cost thereof to Landlord shall be deemed additional rent payable by the Tenant, which shall become immediately due and payable. Furthermore, Landlord has the right to act immediately if Landlord believes it necessary.

                       ARTICLE 10. INSPECTION AND NOTICES

10.  1  INSPECTION.

Tenant will permit Landlord with reasonable notice provided it is not an emergency and its agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of protecting owners reversions, or to make alterations or additions to the Premises or to any other portion of the building in which the Premises are situated, or for maintaining any service provided by Landlord to Tenant hereunder, including window cleaning and janitor service, without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury, or inconvenience thereby occasioned, and will permit Landlord at any time within thirty (30) days prior to the expiration of this Lease to bring upon the Premises for purposed of inspection of display, prospective tenants hereof.

10.2  NOTICES.

Any notice, demand or communication under, or in connection with, this lease may be served upon Landlord by personal service, or by mailing the same by registered mail, and/or certified mail in the United States Post Office, postage prepaid, and return receipt requested, and directed to Landlord at:

CDE  Property  Management
(dba  Ventura  Professional  Center)
302  N.  Lantana  Street,  Suite  41
Camarillo,  CA  93010,  -  -  and  may  likewise be served on Tenant by personal service  or  by  so  mailing  the  same  addressed  to  Tenant  at:
5720  Ralston  Suite  312
-------------------------
Ventura  Ca.  93003
-------------------

or the Premises. Either Landlord or Tenant may change such address by notifying the other party in writing as to such new address as Tenant or Landlord may desire used and which address shall continue as the address until further written notice.

                         ARTICLE 11. GENERAL PROVISIONS

11.01  COVENANTS.

It is mutually agreed that the letting hereunder is made upon and subject to the terms, covenants, and conditions of this Lease and that Tenant covenants as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants, and conditions by him be kept or performed, and that this Lease is made upon the condition of such performance.

11.02  PROVISIONS  DEEMED  COVENANTS  AND  CONDITIONS.

The parties hereto agree that all the provisions hereof are to be construed as covenants and conditions as through the words importing such covenants and conditions were used in each instance and that all of the provisions hereof shall bind and inure to the benefits of the parties hereto and their respective heirs, legal representatives, successors, and assigns.

11.03  TIME  OF  ESSENCE.

Time  is  of  the  essence  in  the performance of each provision of this Lease.

11.04  CUMULATIVE  REMEDIES.

The specified remedies to which Landlord or Tenant may resort under the terms of this Lease are cumulative and not intended to be exclusive of any other remedies afforded by Law. The waiver of the performance or any covenant, term, or condition of this Lease by Landlord or Tenant shall not be construed as a waiver of any subsequent breach of the same covenant, term, or condition.

11.05  ATTORNEY'S  FEES.

Should either part hereto institute any legal action to enforce any provision hereof, the prevailing party in such action shall be entitled to receive from the losing party such amount as the court may adjudge to be reasonable attorney's fees.

11.06  INTEREST  ON  MONEY  DUE.

Any sum accruing to Landlord or Tenant under the provisions of this Lease which shall not be paid when due shall be interest at the rate of 18% per annum, or at the maximum rate permitted by law, from the date the original same was due.

11.07  INVALIDITY.

If any term, covenant, condition, or provision of this Lease is held by a court of competent jurisdiction to be invalid, void, or enforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired, or invalidated thereby.

11.08  AGENCY.

Nothing contained in this Lease shall be deemed or construed by the parties hereto or by an third person or create the relationship of principal and agent or of partnership or of joint venture or of any other association other than Landlord and Tenant.

11.09  EXTENSIONS.

All references to the term of this Lease shall include any extensions of such term.

11.10  CAPTIONS.

The captions of articles of this Lease are for reference only and are not to be construed in any way as a part of this Lease.

11.11  BINDING  EFFECT;  COUNTERPARTS.

This Lease shall not be binding and in effect until a counterpart hereof has been executed and delivered by the parties each to the other.

11.12  EXECUTION.

The parties have executed this Lease at the place and on the dates specified immediately above their respective signatures.

TENANT:

BY:     /s/  Robert  C.  McShirley
        ROBERT  C.  MCSHIRLEY

LANDLORD

BY:     /s/  Fred  S.  Griffith
        FRED  S.  GRIFFITH

                                   EXHIBIT "B"

                               RULES & REGULATIONS
                               -------------------

                                    DIRECTORY
                                    ---------

The bulletin board or directory will be provided exclusively for the display of the name and location of Tenant only; and Landlord reserves the right to exclude any other names therefrom, and also to charge Tenant for each and every name, in addition to the name of Tenant, placed by it upon such bulletin board of directory.

Landlord, at its expense, shall provide an identification sign for the Tenant to be placed in the lobby of the first floor and an additional identification sign in the lobby of the floor on which the Premises are located. Tenant shall purchase a matching sign to be used to identify the Premises, the cost of which is estimated to be $30.00
                        -----

                                 LOCKS AND KEYS
                                 --------------

No additional locks shall be placed upon any doors of the Premises, and Tenant agrees not to have any duplicate keys made without the consent of Landlord. If more than 2keys for any door lock are desired, the additional number shall be
            -
paid for by Tenant. Upon termination of this Lease Tenant shall surrender all keys.

                                     WIRING
                                     ------

When wiring of any kind is introduced it must be connected as directed by Landlord, and no boring or cutting for wires will be allowed except with the mutual agreement. The location of telephones, call boxes, and other office equipment affixed to the Premises shall be prescribed by mutual agreement.

                                    PLUMBING
                                    --------

The washbowls, water closets, and urinals shall not be used for any purpose other than those for which they were constructed.

                               HALLS AND STAIRWAYS
                               -------------------

The entries, passages, stairways, and elevators shall not be obstructed by Tenant, or used for any other purpose than ingress or egress to and from their respective offices. Tenant shall not bring into or keep within building any animal or vehicle.

                                OBSTRUCTING LIGHT
                                -----------------

Tenant shall not allow anything to be placed against or near the glass in the partitions or in the doors between the Premises and in the halls or corridors. The doors between the Premises and the corridors of the building shall at all times, except when in actual use for ingress or egress, be kept closed.

                                MOVING FURNITURE
                                ----------------

No furniture, freight, or equipment of any kind shall be brought into or removed from the building without the consent of Landlord or Landlord's agent; and all moving of same, into or out of building, by Tenants, shall be done at such times and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size, and position of all safes and other heavy property brought into the building, and also the times and manner of moving the loss or damage to any such safe or property from any cause; but all damage done to the building by moving or maintaining any such safe or property shall be repaired at the expense of Tenant.

                                 JANITOR SERVICE
                                 ---------------

Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises, unless otherwise agreed. Landlord shall be in no way responsible for any loss of or damage to Property from the Premises, however occurring.

                           VIOLATIONS BY OTHER TENANT
                           --------------------------

Landlord is not responsible to any Tenant for the nonobservance or violations of the rules and regulations by any other Tenant.

                              ROOMS USED IN COMMON
                              --------------------

Rooms used in common by Tenants shall be subject to such regulations as are posted therein.

                         LANDLORD'S OFFICE AND EMPLOYEES
                         -------------------------------

The requirements of Tenant will be attended to only upon application at the office of the building. Employees of Landlord shall not perform any work or do anything outside of heir regular duties unless under special instructions from the office, and no employees will admit any person (e.g. Tenant or otherwise) to any office without specific instructions from the office of the building


REMOVAL  OF  PERSONS
--------------------

Landlord reserves the right to exclude or expel from the building any person who, in the judgment of Landlord, is intoxicated, or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the building.

CLOSING  PRECAUTIONS
--------------------

Tenant shall see that the windows, transoms, and doors of the Premises are closed and securely locked before leaving the building and must observe strict care not to leave windows open when it rains and Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the building and that all electricity, gas, or air shall likewise be carefully shut off, so as to prevent waste or damage and for any default or carelessness Tenant shall make good all injuries sustained by other Tenants or occupants of the building or Landlord.

LOCKING  OF  ENTRANCE  DOORS
----------------------------

Landlord reserves the right to close and keep locked all entrance and exit doors of the building during such hours as Landlord may deem to be advisable for the adequate protection of the property.

ENTRY  AFTER  CLOSING
---------------------

All Tenants, their employees, or other persons entering or leaving the building at any time when it is so locked may be required to sign the building register when so doing, and the watchman in charge may refuse to admit to the building, while it is so locked, Tenant or any of Tenant's employees, or any other person, without a pass previously arranged, or other satisfactory identification showing his right or access to the building at such time. Landlord assumes no responsibility and shall not be liable for any damage resulting from any error in regard to any such pass or identification, or from -the admission of any unauthorized person to the building.

CARPETING
---------

Carpeting shall be protected from excessive wear caused by desks, chairs or other items by the use of chair mats or other suitable devices.

                   Addendum to Lease dated September 15, 1997
     By and between Ingomar Limited Partnership (Landlord) and Virtual Source
                                    (Tenant).

4.01  MINIMUM  MONTHLY  RENT:  MODIFICATION.

     Tenant shall pay to Landlord upon execution of lease the amount of $31,500.00 which is prepaid rent for the lease term of 9/23/97 through 9/22/98.

7.02  DESTRUCTION  OF  PREMISES  BY  FIRE:  MODIFICATION.

Should the building in which the Premises are located is substantially damaged or destroyed by fire or other insurance cause and lease is canceled on tenant can only occupy half the space the tenants advance rent shall be prorated and return to the tenant.

9.01  ACTS  CONSTITUTING  A  DEFAULT:  MODIFICATION.

Landlord shall provide a written 15 business day advance notice to tenant before any circumstance or event can become a default as defined.

12.  OPTION  TO  EXTEND:

Tenant shall have option to extend lease for additional one year under same terms and conditions except advance rent shall be $32,500.00 Tenant shall notify Landlord in writing at least 90 days before lease ends.


_____________________________________      _____________________________________
Landlord                                   Tenant